                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                          ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (date of earliest event report)                     05/15/98


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                              The Money Store, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     New Jersey                                                Applied For
     ----------                                                -----------

     State or other                (Commission              (IRS Employer
     jurisdiction of               File Number)              ID Number)
     incorporation)


     2840  Morris  Avenue,  Union,  New  Jersey                      07083
     ---------------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                     908-686-2000
                                                             -------------------


                                       n/a
     ---------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

     Item 5                             Other Events
                          ------------------------------------------------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:     05/15/98

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.



                                        By: /s/ Harry Puglisi
                                        ----------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer



Dated:     05/31/98

                            SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO    SERIES 1998-1  FOR
    THE        MAY 12, 1998       DETERMINATION DATE


1.  AVAILABLE FUNDS                                              $2,341,518.63


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        83,557,127.48

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         6,289,246.15

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                          71,212,200.04

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                  2

    (B)  DOLLARS                                                    380,588.66


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                   10,980.44


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                        148,377.36


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                   888,887.04


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                        0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                              1,022.27


8.  DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                        0.00


10. (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                            430,319.10
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                                  0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                      675.69
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                          430,994.79
                                                                                           5.14928065
    (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                             34,590.90
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                                  0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                       54.26
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                           34,645.16
                                                                                           5.49923175
    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                           502,150.20
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                         0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                       0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                                     0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                            502,150.20
                                                                                           5.99940502
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                            37,796.26
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                         0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                       0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                                     0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                             37,796.26
                                                                                           5.99940635

11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED INSTRUMENTS                                     975,923.70

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                           0.00


12. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                  83,054,977.28
                                                                  992.29363536
    (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                   6,251,449.89
                                                                  992.29363333
    (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                       70,672,253.58
                                                                  785.24726200

13. (A)  EXCESS SPREAD                                              283,196.38

    (B)  EXTRA INTEREST                                             229,736.40

    (C)  SPREAD ACCOUNT BALANCE                                     975,923.70

    (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                     2,473,528.88


14. (A)  WEIGHTED AVERAGE MATURITY                                     228.634

    (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                       10.555%


15. (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                    75,431.99

    (B)  PREMIUM PROTECTION FEE FOR THE RELATED
         DUE PERIOD                                                  84,227.93

    (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT                                                      3,560.61


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)  SECTION  5.04 (b)                                                0.00

    (B)  SECTION  5.04 (c)                                                0.00

    (C)  SECTION  5.04 (d)(ii)                                        1,332.27

    (D)  SECTION  5.04 (e)                                                0.00

    (E)  SECTION  5.04 (f)                                           82,540.11


17. (A)  CLASS A REMITTANCE RATE                                        6.180%

    (B)  CLASS B REMITTANCE RATE                                        6.600%

18. (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
         LOANS PURCHASED DURING THE PRIOR DUE PERIOD                        0.00

    (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE
         END OF SUCH DUE PERIOD                                    18,634,173.59





19. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE  MONEY  STORE  INVESTMENT  CORPORATION






BY:
         ---------------------------------

                  HARRY PUGLISI
                  TREASURER